Exhibit 10.1

[LETTERHEAD OF MERRILL LYNCH]

March 11, 2005

Dreams Products, Inc.

2 South University Drive

Suite 325

Re: Amendment to Loan Documents

Ladies & Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. (“MLBFS”), Dreams Products, Inc. (“Customer”), Dreams, Inc. (“Dreams”), and Dreams Franchise Corporation (“Franchise”) with respect to: (I) that certain FORBEARANCE AGREEMENT dated as of December 30, 2004 between MLBFS on the one hand, and Customer, Dreams and Franchise (collectively, Customer, Dreams and Franchise, the “Obligors” or the “Parties”) on the other hand (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Obligors including without limitation the Loan Documents. Capitalized terms used herein and not defined herein shall have the meaning set forth in the Forbearance Agreement, or if not defined in the Forbearance Agreement, the Loan Documents.

Subject to the last sentence of this Letter Agreement, effective as of today, the Loan Documents are hereby amended as follows:

(a) Section 4(e)(i) of the Forbearance Agreement is hereby amended and restated in its entirety as follows: The term “Maximum WCMA Line of Credit” shall mean, (i) as of the Effective Date (as hereinafter defined) through and including the calendar day immediately preceding the “Change Date” (as hereinafter defined), $4,500,000.00 and (iii) effective the Change Date through April 29, 2005, $3,500,000.00. For purposes hereof, the term “Change Date” shall mean the earlier to occur of (a) the date of the closing of any transaction involving the sale of $2,200,000.00, or any other sum, in equity by the Customer or any Obligor through a “rights offering” or any other equity offering consummated by Customer or any Obligor (the “Rights Offering”), or (b) April 15, 2005. CUSTOMER AGREES THAT IT WILL, WITHOUT DEMAND, INVOICING OR THE REQUEST OF MLBFS, FROM TIME TO TIME MAKE SUFFICIENT PAYMENTS ON ACCOUNT OF THE WCMA LOAN BALANCE TO ASSURE THAT THE WCMA LOAN BALANCE WILL NOT AT ANY TIME EXCEED THE MAXIMUM WCMA LINE OF CREDIT, AS REDUCED EACH MONTH PURSUANT TO THIS SECTION IN THE AMOUNTS SPECIFIED IN THIS SECTION.

(b) Obligors hereby agree to pay to MLBFS, the sum of $50,000.00 (“Exit Fee”) if the Obligations under the Forbearance Agreement and Loan Documents are not fully repaid by April 29, 2005. The Exit Fee shall be in addition to all other charges under the Forbearance Agreement and Loan Documents, and shall become a WCMA Loan, due immediately and added to the WCMA Loan Balance in the same manner as provided for accrued interest with respect to the WCMA Line of Credit.

By their execution of this Letter Agreement, the Obligors hereby consent to the foregoing modifications to the Forbearance Agreement, and hereby agree that except as expressly amended hereby, the Forbearance Agreement and Loan Documents shall continue in full force and effect upon all of their terms and conditions.

Obligors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (a) no Default or Event of Default has occurred and is continuing under the Forbearance Agreement or Loan Documents, other than the Defaults or Events of Defaults referenced in the Forbearance Agreement; (b) each of the warranties of Obligors in the Forbearance Agreement and Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (c) no Obligor has any claim against MLBFS or any of its affiliates arising out of or in connection with the Forbearance Agreement or Loan Documents or any other matter whatsoever; and (d) no Obligor has any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Forbearance Agreement or Loan Documents.

Notwithstanding the foregoing, if each Obligor does not execute and return the duplicate copy of this Letter Agreement to MLBFS by 5PM CST March 11, 2005, then all of said amendments and agreements will, at the sole option of MLBFS, be void.

Very truly yours,

Merrill Lynch Business Financial Services Inc.

By: /s/ Bill Kocolowski
Bill Kocolowski
Vice President

Agreed and Accepted:

Dreams, Inc.

By: /s/ Ross Tannenbau
Printed Name:	Ross Tannenbaum
Title: President/CEO

Dreams Products, Inc.

By: /s/ Ross Tannenbau
Printed Name:	Ross Tannenbaum
Title: President/CEO

Dreams Franchise Corporation

By: /s/ Ross Tannenbaum
Printed Name:	Ross Tannenbaum
Title: President/CEO